IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE


In re                            ) Chapter 11
                                 )
GROSSMAN'S INC., dba             ) Case No. 97-695 (PJW)
Contractors' Warehouse,          )
Mr. 2nd's Bargain Outlet,        )
Grossman's Bargain Outlet,       )
GRS HOLDING COMPANY, INC.        ) Case No. 97-696 (PJW)
and GRS REALTY COMPANY, INC.     ) Case No. 97-697 (PJW)
                                 )
Debtors.                         )


                  ORDER CONFIRMING JOINT PLAN OF REORGANIZATION
             UNDER CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE

Grossman's Inc., GRS Holding Company, Inc. and GRS Realty Company, Inc. (collectively, the "Debtors") together with JELD-WEN, inc. ("JELD-WEN") having proposed and filed their Joint Plan of Reorganization Under Chapter 11 of the United States Bankruptcy Code (the "Plan"); 1/ a confirmation hearing on the Plan having been held by the Court on December 8, 1997 (the "Confirmation Hearing"); all objections to confirmation of the Plan having been overruled, resolved or withdrawn; and the Court being fully advised in the premises upon the record of the Confirmation Hearing, the testimony of Dirck K. Iacobelli, Chief Financial Officer of the Debtors, and all the proceedings held before the Court in these cases;

     NOW, THEREFORE, THE COURT HEREBY FINDS AND CONCLUDES:

     A. Jurisdiction. This Court has jurisdiction over these Cases pursuant to 28 U.S.C. Section 1334. Confirmation of the Plan is a "core proceeding" pursuant to, without limitation, 28 U.S.C. Sections 157(b)(2)(A), (L) and (O), and this Court has jurisdiction to enter a Final Order confirming the Plan.

     B. Approval of the Disclosure Statement. At a hearing held on October 27, 1997, the Court approved the Joint Disclosure Statement of Debtors and JELD-WEN, inc. in Connection with Solicitation of Ballots with Respect to Joint Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code (the "Disclosure Statement") as containing "adequate information" within the meaning of Section 1125(a)(1) of the Bankruptcy Code.

     C. Filing of the Plan. The Debtors and JELD-WEN (collectively, the "Plan Proponents") filed their Plan and Disclosure Statement on October 29, 1997. A copy of the Plan is attached hereto as Exhibit A.

     D. Solicitation. On November 5, 1997, the Plan Proponents transmitted a copy of the Disclosure Statement and Plan, a form of ballot approved by this Court and a notice of the Confirmation Hearing by United States mail to all claim holders eligible to vote on the Plan in accordance with this Court's Order Approving Disclosure Statement, Approving Voting and Solicitation Procedures and Establishing Date and Procedures for Confirmation Hearing dated October 29, 1997 (the "Voting Procedures Order"). 2/ Notices of the Confirmation Hearing were also mailed to unimpaired creditors and equity holders on November 5, 1997 in accordance with the Voting Procedures Order.

     E. Confirmation Hearing. The Confirmation Hearing was held by the Court on December 8, 1997.

     F. Notice. As approved by the Court, notice of the Confirmation Hearing was provided to parties in interest as described in paragrah D above. Such notice was adequate and sufficient under Section 102(1) of the Bankruptcy Code and Bankruptcy Rule 2002.

     G. Plan Compliance with Section 1129(a)(1). As required by
Section 1129(a)(1) of the Bankruptcy Code, the Plan complies with the applicable provisions of the Bankruptcy Code, including, without limitation, as follows:

     (i) As required by Code Section 1123(a)(1), the Plan, in Article 4, properly designates classes of claims and interests and classifies only substantially simiIlar claims and interests in the same classes pursuant to
Section 1122 of the Bankruptcy Code.

     (ii) As required by Code Section 1123(a)(2), the Plan, in Article 5, specifies the following classes as unimpaired:

     Class 1 (Allowed Priority Non-Tax Claims);

     Class 2B (Allowed Secured Claim of GDI under the Combined Investors Loan);

     Section  Class  3  (Allowed   Secured   Claim  of   Associates   Commercial
Corporation).

     (iii) Article 5 of the Plan also specifies the following classes as impaired:

          Class  2A  (Allowed  Secured  Claim  of GDI  under  GDI Loan
Agreement);


          Class 4 (Allowed Miscellaneous Secured Claims);

          Class 5   (Allowed Reclamation Claims);

          Class 6 (Allowed Claims of Congress Financial Corporation);

          Class 7   (Allowed Convenience Claims);

          Class 8   (Allowed Unsecured Claims); and

          Class 9A - 9C (Equity interests in each of the Debtors)

     (iv) As required by Code SectionSection 1123(a)(3)-(4), Article 6 of the Plan provides the treatment which each holder of an impaired claim is to receive, and the Plan provides the same treatment or its economic equivalent for each claim or interest in each particular class. The separate classification of Class 7 and Class 8 claims is necessary and reasonable under the circumstances of these Cases.

     (v) As required by Code Section 1123(a)(5), the Plan provides adequate means for its implementation. These include, but are not limited to, the following: (a) the sources of funding for distributions under the Plan; (b) the merger of the Debtors to form the Reorganized Company; (c) the issuance of New Common Stock in the Reorganized Company; (d) the amendment of the Debtors' charter and by-laws; (e) the assumption and rejection of executory contracts and unexpired leases which have not been previously assumed or rejected; (f) mechanisms for paying Administrative Expenses; and (g) the vesting of all assets in the Reorganized Company.

     (vi) As required by Code Section 1123(a)(6), the charter of the Reorganized Company will include a provision prohibiting the issuance of nonvoting equity securities and distributing the voting power as required under Section 1123(a)(6).

     (vii) As required by Code Section 1123(a)(7), the terms of the Plan are consistent with the interests of Creditors and equity security holders and with public policy with respect to the manner of selection of the directors of the Reorganized Company because they were selected through a consensual agreement between the Debtors, JELD- WEN and the Creditors' Committee.

     H. Plan Compliance with Section 1129(a)(2). As required by Code Section 1129(a)(2), the Plan Proponents have complied with the applicable provisions of the Bankruptcy Code. Simultaneously with the solicitation of acceptances of the Plan, the Debtors timely transmitted a copy of the Disclosure Statement and Plan and form of ballot approved by this Court to all holders of claims eligible to vote on the Plan. As noted above, the Disclosure Statement was found by the Court to contain "adequate information" following notice and a hearing in compliance with Bankruptcy Rule 3017.

     I. Compliance with Section 1129(a)(3). There being no objection to the Plan Proponents' good faith, and based upon the entire record of the proceedings before the Court, the Court finds that the Plan is proposed in good faith and not by any means forbidden by law, and therefore complies with the requirement of Code Section 1129(a)(3). Pursuant to Bankruptcy Rule 3020(b)(2) the Court need not take evidence on such issues and elects not to take evidence.

     J. Compliance with Section 1129(a)(4). Pursuant to orders previously entered in these Cases approving the retention of Professionals, payments made or to be made by the Debtors for services rendered or for costs and expenses incurred in connection with these Cases, or in connection with the Plan and incident to these Cases, are subject to the approval of the Court as reasonable. Accordingly, the Plan complies with Section 1129(a)(4) of the Bankruptcy Code.

     K. Plan  Compliance with Section  1129(a)(5).

     (i) The Plan Proponents have disclosed in the Plan (Article 9) and Disclosure Statement (pp. 27-28) the identity and affiliations of the individuals who will serve as directors of the Reorganized Company following the Effective Date, in compliance with Section 1129(a)(5)(A) of the Bankruptcy Code.

     (ii) The appointment of the directors (or for existing directors who continue to serve post-confirmation, their continuance in their current positions) is consistent with the interests of Creditors and equity security holders and with public policy. Accordingly, the Plan complies with Section 1129(a)(5)(A)(ii) of the Bankruptcy Code.

     L. Plan Compliance with Section 1129(a)(6). No governmental regulatory commission has jurisdiction over the approval of the Debtors' rates. Thus,
Section 1129(a)(6) of the Bankruptcy Code is inapplicable.

     M. Plan Compliance with Section 1129(a)(7): Best Interests of Creditors. As required by Code Section 1129(a)(7) and as evidenced by Articles VI and IX of the Disclosure Statement and Exhibit II thereto and the undisputed testimony of Mr. Iacobelli at the Confirmation Hearing, each holder of a Claim or interest in an impaired class either accepted the Plan or will receive or retain property of a value that is not less than the amount that such holder would receive or retain were the Debtors liquidated under Chapter 7 of the Bankruptcy Code. As demonstrated by Exhibit II to the Disclosure Statement, the holders of interests in Classes 9A, 9B and 9C, which receive nothing pursuant to the Plan, would also receive nothing under Chapter 7 of the Bankruptcy Code.

     N. Plan Compliance with Section 1129(a)(8). The following classes are unimpaired: Classes 1, 2B and 3. All other classes are impaired. As set forth in the certified report of balloting filed herein and admitted into evidence at the Confirmation Hearing, the following classes have accepted the Plan: Classes 2A, 4, 5, 6, 3/ 7 and 8. Classes 9A, 9B and 9C are impaired and will receive nothing under the Plan and, therefore, are statutorily deemed to have rejected the Plan under Section 1126(g) of the Bankruptcy Code. Notwithstanding the existence of impaired, rejecting classes, confirmation is proper under Code Section 1129(b), as set forth in ParagraphT below.

     O. Compliance with Section 1129(a)(9). The Plan provides for the treatment of administrative and priority claimants in accordance with the requirements of
Section 1129(a)(9) (except to the extent that a holder agrees otherwise) as follows: (i) Pursuant to Article 3 of the Plan, holders of Administrative Expenses will be paid in full on the later of:

     (i) the Effective Date of the Plan or (ii) the date the Administrative Expense is allowed by a final order of the Court.

     (ii) Pursuant to Article 3 of the Plan, the Debtors have elected that holders of Priority Tax Claims will receive the amount of the holder's Allowed Priority Tax Claim in one Cash payment on the Effective Date or as soon as practicable after such Priority Tax Claim is Allowed.

     P. Compliance with Section 1129(a)(10). Classes 2A, 4, 5, 6, 7 and 8, each of which is impaired pursuant to the Plan, have, excluding the votes of any insiders of the Debtors, accepted the Plan. Based upon the certified balloting report of Logan and Company, the Debtors' claims processing agent, offered by the Debtors at the Confirmation Hearing, Exhibit B hereto is an accurate tally of votes for each of these classes and shows that more than one-half in number and at least two-thirds in amount of those actually voting in each of those classes voted to accept the Plan.

     Q. Feasibility (Section 1129(a)(11)). Based upon the testimony of Mr. Iacobelli at the Confirmation Hearing, and Article VI and other sections of the Disclosure Statement, the Debtors have demonstrated that implementation of the Plan is feasible.

     R.  Compliance with Section  1129(a)(12).  All fees payable under 28 U.S.C.
Section 1930 have been paid.

     S. Compliance with Section 1129(a)(13). The Debtors have no retiree benefits subject to Section 1114 of the Bankruptcy Code, because they have settled the claims of all long term disability claimants. The objections of the long-term disability claimants are being resolved by a stipulation to allow their claim.

     T. Confirmation Notwithstanding Deemed Rejection By Certain Classes (Section 1129(b)). The Debtors have moved the Court to confirm the Plan despite its deemed rejection by Classes 9A, 9B and 9C, each of which receives no distribution pursuant to the Plan. In compliance with Section 1129(b), and as a matter of law, the Plan may be confirmed despite the deemed rejection by these classes. No holder of a claim or interest that is junior to any of these classes receives or retains property pursuant to the Plan. Furthermore, the Plan treats these classes according to their relative priorities and thus does not unfairly discriminate against the holders of interests in these classes and is fair and equitable. Accordingly, the Plan complies with the requirements of Section 1129(b) of the Bankruptcy Code.

     U. Cap on Aggregate Amount of Allowed Unsecured Claims and Allowed Convenience Claims; Treatment of Allowed Unsecured Claims.

     (i) The Plan and Disclosure Statement provide, among other things, that the Cash distributions set forth in the Plan (23 cents to Allowed Convenience Claims and 17 cents to Allowed Unsecured Claims) are contingent upon the Plan Proponents' determination at the time of confirmation that the total amount of Allowed Unsecured Claims and Allowed Convenience Claims is not likely to exceed $46.2 million. See Plan Section 15.2; Disclosure Statement pp. 7, 22, 28-29. Based upon the testimony of Mr. Iacobelli at the Confirmation Hearing, the Court finds that the total amount of Allowed Unsecured Claims and Allowed Convenience Claims is likely to exceed $46.2 million.

     (ii) The Plan and Disclosure Statement further provide that in the event the total amount of such Claims is likely to exceed $46.2 million, the Creditors' Committee may agree to cap all payouts to Allowed Unsecured Claims and Allowed Convenience Claims to $8.25 million and proceed to confirmation without reballoting. See Plan Section 15.2; Disclosure Statement pp. 7, 22, 28-29. The Plan and Disclosure Statement also provide that the Creditors' Committee and the Plan Proponents may agree to a different treatment for Allowed Unsecured and Convenience Claims without reballoting. Id.

     (iii) Given that Allowed Unsecured Claims and Allowed Convenience Claims are likely to exceed $46.2 million, the Plan Proponents and the Creditors' Committee have agreed pursuant to Section 15.2 of the Plan that holders of Allowed Class 8 Unsecured Claims shall receive their Pro Rata share of an Unsecured Recovery Pool (as hereinafter defined) rather than the alternative of an assured 17 cent distribution. Holders of Allowed Class 8 Unsecured Claims shall still receive their Pro Rata share of 50% of the New Common Stock and share Pro Rata with Allowed Class 7 Convenience Claims in the proceeds, if any, (less recovery costs and fees) of the Assigned Actions. Modifications to the Plan necessary to effectuate the above are set forth below in paragraph 4 of this Order.

     V. Other Requirements. No other Chapter 11 plan has been confirmed in these cases and, therefore, this Plan complies with Code Section 1129(c). The principal purpose of the Plan is neither the avoidance of taxes nor the avoidance of the application of Section 5 of the Securities Act of 1933, as amended, and, therefore, this Plan complies with Section 1129(d) of the Bankruptcy Code.

     W. The Releases. The releases contained in Article 9 of the Plan are important to the overall objectives of the Plan and form a material inducement to the execution and implementation of the Plan by the Plan Proponents. They seek, to the greatest extent possible, to resolve claims, if any, among or against the parties in interest in these cases, with respect to the Debtors, their organization, capitalization and reorganization. Such resolution reduces the possibility of post-confirmation contribution and indemnity claims against the Debtors and reduces the likelihood of the Debtors' involvement in costly and time-consuming litigation. The releases provided for in the Plan were voluntarily and knowingly granted by the Debtors. In addition, Creditors voting on the Plan could elect not to grant releases of their individual claims related to the Debtors on their respective ballots. To the extent that the release provisions of Article 9 of the Plan benefit non-debtor parties, such releases constitute an integral part of the Plan and are the result of fair consideration provided by such non-debtor parties. The concessions made by the parties are fair, equitable and reasonable consideration sufficient to support the granting of releases to such non-debtor parties.

     X. Assumption and Rejection of Executory Contracts and Unexpired Leases. The Plan is hereby deemed to constitute and incorporate a motion by the Debtors to reject all executory contracts and unexpired leases to which a Debtor was a party or is otherwise bound except for any contracts or leases that (a) are specifically assumed under the Plan, (b) were assumed prior to the Confirmation Hearing or (c) are subject to a motion to assume that is pending as of the Confirmation Hearing. Attached hereto as Exhibit C is a list of the contracts and leases that the Reorganized Company will assume upon confirmation of the Plan. Exhibit C also sets forth the proposed cure amounts to be paid by the Reorganized Company for each contract and lease. In accordance with the Voting Procedures Order, the Debtors sent by United States mail a Notice of Assumption of Executory Contracts and Unexpired Leases and Proposed Cure Payment Pursuant to 11 U.S.C. Section 365(b) (the "Cure Notice") to all parties to the assumed contracts and leases on November 14, 1997. Objections to the timely filed proposed cure amounts (the "Cure Objections") will be heard on December 18, 1997 and such claims will be paid in the cure amount set forth in a final order.

     Y. Objections to Confirmation. Confirmation of the Plan has been objected to by the following parties and have been resolved, withdrawn or overruled for the reasons set forth in the record and as set forth below:

     (i) Pension  Benefit  Guaranty
Corporation: This informal letter objection has been resolved by inclusion of paragraph 20 of this Order.

     (ii) State of Connecticut: This objection has been resolved by the Debtors' election set forth in Paragraph O above.

     (iii) Hope Lancaster: Objection overruled. There is no unfettered choice of forum for personal injury claims and Ms. Lancaster is subject to the global litigation resolution procedures. The Plan does not prejudice Ms. Lancaster's right to seek appropriate relief from this Court for cause shown if she wishes to pursue her cause of action in Rhode Island state court, or the Reorganized Company's right to object to any such requested relief.

     (iv) Clemente Hassan: Objection overruled. Personal injury claims are properly and commonly classified with other unsecured claims and therefore, the Plan's classification of Mr. Hassan's claim in Class 8 is consistent with
Section 1122 and other applicable law.

     (v) Dexter Abbey, John R. Alberts, James N. Belon, Roger D. Crawford, Ronald O. Desilva, Susan N. Scully and Barbara Sollauer: Objection withdrawn based on agreed treatment of their claims.

     (vi) Board of Supervisors of Roanoke County, Virginia: Objection withdrawn based on representations on record. (vii) Dr. and Mrs. Pelter: Objection overruled. Disclosure was adequate and Section 1127 does not apply.

     Z. Conclusions and Findings. The foregoing findings and conclusions satisfy the requirements of Federal Rule of Bankruptcy Procedure 7052. A finding of fact shall operate as a finding of fact, no matter how denominated, and a conclusion of law shall operate as a conclusion of law, no matter how denominated.

     IT  IS  THEREFORE   ORDERED,   ADJUDGED  AND  DECREED  AS  FOLLOWS:

     0.0.1 Confirmation. The Plan, as attached to this Order and embodied in this Order, including paragraph 4 hereof, is hereby confirmed. The terms of this Order are controlling if any inconsistency exists between the Plan and this Order.

     0.0.2 Binding Effect. The Plan, its provisions and this Order shall be, and hereby are, binding upon the Debtors, and any creditor or equity security holder of the Debtors, whether or not the Claim or Interest of such creditor or equity security holder is impaired under the Plan and whether or not such creditor or equity security holder has accepted the Plan; provided, however, the releases of individual claims related to the Debtors contained in Article 9 of the Plan shall only be binding on those creditors who granted the releases in connection with voting on the Plan.

     0.0.3 Effect of Plan: Permanent Stay. On and after the Effective Date of the Plan, except as to the enforcement of the Plan or this Order, all holders of claims and interests arising prior to the Effective Date shall be permanently barred and enjoined from asserting or continuing to assert against the Debtors or their respective assets any and all claims based on any act or omission, transaction or other activity of any kind or nature that occurred prior to the entry of this Order.

     0.0.4 Treatment of Holders of Allowed Class 8 Claims; Initial and Subsequent Distributions. In accordance with Section 15.2 of the Plan and the agreement of the Plan Proponents and the Creditors' Committee noted above in Paragraph U, holders of Allowed Class 8 Claims shall be treated in accordance with the following:

     (a) Additional  Definitions.  In addition to the  definitions  contained in
Article 1 of the Plan, the terms listed below shall have the following meanings:

     (i) Unsecured Recovery Pool means a guaranteed pool of $8.65 million less the Cash Reserve Amount.

     (ii) Cash Reserve Amount means an amount of cash approved by the Court as necessary to reasonably assure that all holders of Contested Class 7 Claims, once Allowed, will receive their respective Cash distributions in accordance with Section 6.8 of the Plan. If such reserve for Class 7 Claims ultimately is determined to be too large, such excess will be added to the Unsecured Recovery Pool for distribution to Class 8 Creditors in accordance with the Plan and this Order. All holders of Contested Class 8 Claims will receive their Pro Rata share of the Unsecured Recovery Pool. The Plan Proponents and the Creditors' Committee have filed a motion to establish the Cash Reserve Amount. That motion is scheduled to be heard by the Court on December 18, 1997.

     (b) Treatment of Class 8 Claims. Section 6.9.1 of the Plan shall be replaced with the following:

               6.9.1 Creditors in Class 8 which qualify as "qualified creditors" under 26 U.S.C. Section 382(l)(5)(E) shall be paid their Pro Rata share of the Unsecured Recovery Pool and receive their Pro Rata share of 50% of the0 New Common Stock to be distributed as and when set forth in (e) below. In addition, holders of Class 8 Claims shall share Pro Rata with holders of Class 7 Claims in proceeds, if any, (less recovery costs and fees) of the Assigned Actions.

     (c) Source of Funding for Cash Distributions  under the Plan. Sections


               8.1.2 and 8.1.3 of the Plan shall be replaced with the following:
          8.1.2. On the Effective Date, JELD-WEN shall provide the Reorganized Company with a $10.9 million secured line of credit subordinated to the Exit Financing Facility.


               8.1.3. On the Effective Date, the Reorganized Company shall place in the Escrow Account (i) the $8.25 million JELD-WEN cash contribution provided for in Section 8.1.1 of this Plan and (ii) $400,000 from the $10.9 million secured line of credit provided for in Section 8.1.2 of this Plan. The $8.65 million in the Escrow Account shall be held by the Escrow Agent for the sole benefit of holders of Class 7 and Class 8 Claims and shall be used solely to pay Allowed Class 7 and 8 Claims in accordance with SectionSection 6.8 and 6.9 of this Plan.

     (d) Timing of Cash Payments. Section 8.2 of the Plan shall be replaced with the following: 8.2 Payments of Cash to holders of Allowed Administrative Expenses and Allowed Priority Tax Claims shall be made in accordance with
Article 3 of this Plan. Payments of Cash to holders of Allowed Priority Non-Tax Claims and Allowed Reclamation Claims who elect Option A shall be made on the Effective Date. Cash distributions to holders of Allowed Convenience Claims and Allowed Reclamation Claims who elect Option B shall be made as soon as practicable after the Effective Date, but in no event as to each Allowed Claim after the later of (i) 91 days after the Effective Date or (ii) 35 days after a Final Order allowing the applicable Claim is entered. Payments of Cash to holders of Allowed Unsecured Claims shall be made according to the initial, subsequent and final distribution procedures set forth herein and in an order to be entered in connection with Debtors' Motion to Set Reserve Amounts.

     (e) Distributions to Holders of Class 8 Allowed Unsecured Claims. The following provisions shall be inserted in the Plan as Sections 8.2.1,
8.2.2 and 8.2.3:

               8.2.1 Initial Distributions to Holders of Allowed Unsecured Claims. As soon as practicable following the Effective Date, but in no event later than 61 days after the Effective Date, the Reorganized Company shall make an initial distribution to holders of Allowed Class 8 Claims. The amount of the initial distribution shall be in such percentage of each Allowed Class 8 Claim as the Court may order, but as to each Allowed Class 8 Claim shall not exceed 14% of such Allowed Claim.


               8.2.2 Subsequent Distributions to Holders of Allowed Unsecured Claims. Three months after the date of the initial distributions described  in  Section  8.2.1 of this  Plan  and  every  three  months thereafter, the Reorganized Company shall make subsequent distributions to holders of Class 8 Claims that have become Allowed since the last distribution date. The subsequent distribution amount shall be the same percentage of such Allowed Class 8 Claim as was made to holders of Allowed Class 8 Claims in the initial distributions described in Section 8.2.1. Upon consultation with the Creditors' Committee, the Reorganized Company may (but is under no obligation) to make additional distributions to recipients of initial and subsequent distributions as is permissible in the prudent administration of the Unsecured Recovery Pool.

               8.2.3 Final Distributions to Holders of Allowed Unsecured Claims. Whenever all Claims have been allowed or disallowed by final orders, all holders of Allowed Class 8 Claims shall receive their Pro Rata share (taking into account prior Class 8 distributions received by the applicable Creditor) of the funds remaining, if any, in the Unsecured Recovery Pool (including any interest that accrued thereon).

     0.0.5 Distributions to Creditors who have Purchased Claims. In accordance with Section 6.9.2 of the Plan, ECF Capital and any other purchasers of claims who have acquired Class 8 Claims shall not receive any New Common Stock on account of Claims that it has purchased during the course of these Cases. Claims purchasers shall receive Class 7 treatment for each purchased claim which is allowed in the amount of $25,000 or less and shall receive their Pro Rata distribution of Cash on account of Class 8 Claims for each such purchased claim allowed in the amount of greater than $25,000, plus a further distribution from the Unsecured Recovery Pool when and if the Common Stock held by Class 8 Creditors is purchased by the Reorganized Company in the amount of the ratio of the Allowed Class 8 Claims held by such Claims Purchaser to all Allowed Class 8 Claims times $8.25 million plus $577,500 per each full year that has elapsed since the Effective Date. With respect to each Allowed Class 7 and Class 8 Claim, such claim purchaser shall share Pro Rata with other holders of Class 7 and Class 8 claims in the proceeds, if any, (less recovery costs and fees) of the Assigned Actions.

     0.0.6 Distributions of New Common Stock. New Common Stock shall be deemed to be issued on the Effective Date. Actual physical shares of New Common Stock shall be distributed in accordance with the Plan no later than 25 days after the Effective Date.

     0.0.7 Merger; Corporate Documents. In accordance with Code Sections 1123(a)(5)(C) and (I), GRS Holding Company, Inc. and GRS Realty Company, Inc. shall be merged into Grossman's Inc. as soon as practicable after the Effective Date. In addition, the Debtors' certificates of incorporation and by-laws shall be restated to conform substantially to the Amended and Restated Certificate of Incorporation and By- Laws attached to the Plan as Exhibits C and E.

     (a) The foregoing actions shall be effectuated without the necessity of any further corporate action, including, without limitation, the approval of the shareholders or directors of the Debtors. 11 U.S.C. Section 1123(a)(5)(I); see also Delaware Code Annotated tit. 8, Section 303 (1994)(the Delaware General Corporation Law).

     (b) The Debtors shall be, and hereby are, authorized and empowered to execute documents and take any actions as may be necessary and appropriate to merge and amend their certificates of incorporation and by-laws.

     (c) The Secretary of State of the State of Delaware is instructed to accept this Order in place of any evidence of resolutions or other corporate actions necessary to amend and restate such certificates of incorporation which might otherwise be required.

     0.0.8 Authorizations. Upon the Effective Date, the Debtors shall be, and hereby are, authorized and empowered, without further application to or Order of this Court, to execute such documents and to take such actions as may be necessary or appropriate to implement the Plan and the transactions contemplated thereby, whether or not specifically referred to in the Plan (or related documents).

     0.0.9 No Tax or Assessment. There shall be no tax in violation of Section 1146(c) of the Bankruptcy Code. Any sales or other transfers of real estate or other assets of the estates or distributions to Creditors hereunder either prior to or following Confirmation shall not be subject to any stamp tax or similar tax and all appropriate state and local officials are required and directed to record such instrument or mortgage without payment of any such tax or assessment.

     0.0.10 Assumption of Certain Executory Contracts and Unexpired Leases. All of the executory contracts and unexpired leases that are specified on Exhibit C hereto are hereby assumed. Except as to those parties who filed Cure Objections, the cure amounts listed on Exhibit C are sufficient to cure any and all existing defaults, if any, under such contracts and leases and shall forever bind and bar any parties to such contracts and leases from asserting any cure amounts or other Claims under the contracts or leases that arose prior to the date of this Order. All of the Cure Objections shall be adjourned to the Debtors' December 18, 1997 omnibus hearing before this Court. All cure amounts shall be paid as soon as practicable after the Effective Date or the date such cure amount is allowed by subsequent final order of this Court, whichever is later.

     0.0.11 Rejection of Certain Executory Contracts and Unexpired Leases. Any executory contract or unexpired lease that is not specified on Exhibit C is hereby rejected. Any and all claims arising from rejection under the Plan must be filed within 45 days of the Effective Date. For executory contracts and unexpired leases rejected by earlier Court orders, no claims will be allowed with respect to such rejection unless the claim is valid and previously filed within the time specified in the order rejecting such contract or lease. As provided further below, the Debtors shall send a notice of confirmation, the administrative bar date and the bar date for claims relating to contracts and leases rejected under the Plan to all creditors no later than December 30, 1997. A notice substantially in the form of Exhibit D hereto shall be sufficient to notify creditors of the bar date for rejection and other damages for contracts and leases rejected under the Plan.

     0.0.12 Manner of Notices and Distributions. All notices, payments and other distributions to be made by the Debtors pursuant to the Plan, this Order or the Voting Procedures Order shall be timely and proper if mailed by first class mail to the address listed by such holder in its proof of claim filed in these cases, or, if the foregoing is not applicable, the last known address of the persons entitled thereto.

     0.0.13 Releases and Injunctions. On the Effective Date, the following individuals and entities shall be forever released and discharged from any and all claims, actions, suites, debts, accounts, causes of action, agreements, promises, damages, judgments, demands and liabilities which any of the Debtors or those Creditors who gave releases in connection with voting on the Plan may have against them related to the Debtors or these Cases: (i) all directors, officers, employees and agents of the Debtors who served the Debtors on or after the Petition Date; (ii) JELD-WEN and any of its affiliates; and (iii) John Grey, Maurice Grossman, Leo Kahn and Samuel Witt. Nothing herein shall alter the obligations of JELD-WEN and other parties under the Plan, this Order and under the financing and other agreements which will be in place post- confirmation as provided in the Plan.

     0.0.14 Retention of Jurisdiction. The Court shall, and hereby does, retain jurisdiction of these cases for all of the purposes set forth in Article 12 of the Plan and for the purposes provided in Section 1127(b) and 1142 of the Bankruptcy Code and Bankruptcy Rule 3020(d).

     0.0.15 The Official Committees. The Equity Committee shall be dissolved on the Effective Date. The Creditors' Committee shall continue in effect following the Effective Date for the purposes described in Section 14.3 of the Plan. The Creditors' Committee shall be compensated for services rendered from and after the Effective Date only in accordance with Section 14.3.2 of the Plan.

     0.0.16 Reporting. The Debtors' first preliminary or interim reports of distribution shall be prepared and filed with the Court and the Office of the United States Trustee no later than 60 days after the Effective Date of the Plan. The Debtors shall prepare and file any further interim reports as the Court shall deem necessary.

     0.0.17  Administrative  Expense Claims and Bar Date. All claims against the
Debtors for administrative expenses pursuant to Section 503 of the Bankruptcy Code (other than Professionals' request for compensation and reimbursement of expenses, procedures for which are described below, and post-petition extensions of trade credit) must be filed in accordance with all of the requirements set forth herein no later than 45 days after the Effective Date of the Plan.

     (a) Administrative expense claims must be in the form of an application for payment. Such application must be served upon the Debtors, JELD-WEN and the Creditors' Committee and each of their respective counsel at the addresses set forth in Article 13 of the Plan so that it is received no later than five business days after the application is filed with the Court. The claimant must seek a preliminary hearing date for no earlier than 30 days after filing of the application and no later than March 31, 1998.

     (b) The Debtors (or the Reorganized Company as their successor) must file any objections to properly filed applications for such claims no later than 5 days before the hearing date established by the claimant.

     (c) Administrative expense claims filed in the form of a proof of claim shall not be valid and shall be automatically disallowed. Claimants who have previously filed proofs of claim which include an administrative expense claim but which have not yet been allowed must file an application or all administrative expense claims of such claimant will be disallowed.

     (d) The Debtors shall send a notice of confirmation, notice of the administrative bar date and the bar date for claims relating to contracts and leases rejected under the Plan to all creditors no later than December 30, 1997. A notice substantially in the form of Exhibit D hereto shall be sufficient to notify creditors of the administrative bar date.

     (e) All administrative expense claims not filed and set for hearing within the time limitations set forth herein will be forever barred and discharged.


     0.0.18  Professional  Fees  and  Expenses.   Professionals'   requests  for
compensation and reimbursement of expenses shall not be subject to the administrative bar date discussed in the preceding paragraph. Professionals shall be compensated by the Debtors under the procedures described below.

     (a)  For  fees  and  expenses   incurred  prior  to  the  Effective   Date,
Professionals must submit a final fee application no later than January 15, 1998. 4/ A hearing on the final fee applications and any procedures relating thereto shall be set at the Court's convenience.

     (b) For fees and expenses incurred on and after the Effective Date of this Order, Professionals employed by the Debtors may be compensated and reimbursed without any application to this Court. Unless otherwise agreed to between the Reorganized Company and any Professional, the following procedures shall apply:

     (i) Professionals shall submit monthly invoices to the Reorganized Company.

     (ii) The Reorganized Company shall pay each monthly invoice in full (without any holdback) within 15 days of receipt of such invoice unless the Reorganized Company disputes or objects to the invoice.

     (iii) If the Reorganized Company has an objection to a monthly invoice, the Reorganized Company shall notify the Professional of its objection and pay the undisputed portion of the invoice, if any, within 15 days of receipt of such invoice. If the Reorganized Debtor and the Professional cannot resolve the objection, then the Professional may request a hearing and the Court shall resolve the objection.

     Notwithstanding Paragraph 18(B) hereof, the Creditors' Committee shall only be compensated in accordance with the procedures set forth in Article 14 of the Plan for services and expenses from and after the Effective Date.

     0.0.19 Statutory Fees. Any fees remaining due under 28 U.S.C. Section 1930 shall be paid on the Effective Date.

     0.0.20 Pension Plan. As part of the Plan and pursuant to a Stipulation approved by the Court on October 21, 1997, between the Debtors and the Pension Benefit Guaranty Corporation ("PBGC"), the Reorganized Company will be the sponsor of the Grossman's Inc. Retirement Plan ("Pension Plan"). The Reorganized Company will continue to administer the Pension Plan in accordance with Title IV of ERISA, 29 U.S.C. Sections 1001 et seq. and will comply with all funding and other requirements of ERISA. The Reorganized Company will be responsible for any liability resulting from the termination of the Pension Plan. The Reorganized Company's liability under 29 U.S.C. Sections 1307 and 1362 shall not be affected in any way by this reorganization proceeding, including by discharge. Any claims for or related to the Pension Plan by PBGC will be treated as arising after confirmation.

     0.0.21 Notice of Confirmation. Service of a notice, substantially in the form attached hereto as Exhibit D, which form is hereby approved, shall be made by first class mail on or before December 30, 1997, upon the following: (i) the Office of the United States Trustee, (ii) the Creditors' Committee, (iii) the Official Committee of Equity Security Holders, (iv) all known creditors of the Debtors, (v) all equity security holders of the Debtors and (vi) all parties having requested notices in these cases. The Debtors shall also publish such notice in the National Edition of the Wall Street Journal as soon as practicable after the Effective Date of the Plan. Such notice shall constitute good and sufficient notice of this Order in compliance with the provisions of Bankruptcy Rules 3020(c) and 2002.

Dated: Wilmington, Delaware
_______________, 1997




The Honorable Peter J. Walsh

United States Bankruptcy Court

1/ Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Plan.

2/   Approximately   30  Class  4  creditors
(miscellaneous secured creditors) were mailed Class 4 ballots on November 13, 1997.

3/ Class 6, the Allowed  Secured Claim of Congress  Financial  Corporation,
was  fully  satisfied  in  accordance  with the terms of the  settlement  of the
Congress   Adversary   Proceeding  and  therefore  is  presumed  to  accept.

4/Professional need not file a second interim application for the period August 1, 1997 through November 30, 1997 as contemplated in the Court's Order Under Sections 105(a) and 331 of the Bankruptcy Code Establishing Procedures for Interim Compensation and Reimbursement of Expenses for Main Professionals and Committee Members.

EXHIBIT A (see above on Exhibit 2 to this Current Report on Form 8-K)

EXHIBIT B
                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


                                          :
In re:                                    :         Case No. 97-695 (PJW)
                                          :
GROSSMAN'S INC.                           :         Chapter 11
GRS HOLDING COMPANY, INC.                 :
and GRS REALTY COMPANY, INC.              :
                                          :
                Debtors.                  :         Jointly Administered
------------------------------------------:



                      DECLARATION OF LOGAN & COMPANY, INC.
                     CERTIFYING (i) THE METHODOLOGY FOR THE
             TABULATION OF, AND (ii) RESULTS OF VOTING WITH RESPECT
                  TO THE DEBTORS' JOINT PLAN OF REORGANIZATION



     I, KATHLEEN M. LOGAN, make the following declaration under penalty of perjury:


     1. I am the President of Logan & Company, Inc. ("Logan") and have personal knowledge of the facts set forth herein.

     2. Pursuant to (a) the "Order Approving Debtor's Agreement With Logan & Company, Inc. And Appointing Logan & Company, Inc. As Agent Of The Bankruptcy Court Pursuant To 28 U.S.C. Section 156(C)" (the "Order") entered by the United States Bankruptcy Court for the District of Delaware, (the "Court"), Logan was appointed, inter alia, to act as solicitation agent to Grossman's Inc., GRS Holding Company, Inc. and GRS Realty Company, Inc., the above-referenced debtors and debtors in possession (the "Debtors"), for the purposes of receiving and tabulating the ballots accepting or rejecting the Joint Plan of Reorganization (the "Plan") proposed in the above-referenced Chapter 11 cases.










-----------------------------------
Capitalized terms used herein that are not otherwise defined herein have the meanings ascribed thereto in the Plan.

     3. Pursuant to the Plan, Ballots were solicited from the holders of Allowed Claims and Allowed Interests in the following Classes:


Class 2A.         --      Allowed  Secured Claim of GDI under the GDI Loan
                           Agreement
Class 4.          --      Allowed Miscellaneous Secured Claims
Class 5  .        --      Allowed Reclamation Claims
Class 6  .        --      Allowed Claim of Congress Financial Corporation
Class 7  .        --      Allowed Convenience Claims
Class 8  .        --      Allowed Unsecured Claims

     `4. All Ballots in the Classes set forth in paragraph 3 above, were to be mailed or delivered by hand or overnight courier to Logan at 615 Washington Street, Hoboken, New Jersey 07030, so as to be received no later than 4:00 p.m., Eastern Time, on December 3, 1997 (the "Voting Deadline").

     5. Upon receipt of the envelopes containing Ballots, Logan adhered to the following procedures:

     A. The envelopes were opened and the Ballots were removed and stamped with the date ("Julian Date") and time of receipt. The Ballots were inspected for form.

     B. Properly executed Ballots were tabulated according to the following methodology:

     (i) The Ballots were divided into groups of approximately twenty-five (25) and each group was assigned a batch number ("Batch Number");

     (ii) The Ballots assigned to each batch were sequentially numbered "1" through "25" ("Sequence Number");

     (iii) Clerical personnel then entered into a computer database, reserved exclusively for recording votes, the Julian Date, Batch Number, Sequence Number, and whether said Ballot indicated acceptance or rejection of the Plan.

     C. The tabulation was audited on a daily basis and again at the time of certifying the tabulation.

     D. All properly executed Ballots for Classes 2A, 4, 5, 6, 7 and 8 which were received by Logan on or before the Voting Deadline were tabulated in accordance with the above procedures.

     6. The results of the aforesaid tabulation of the properly executed and timely Ballots are set forth below. Annexed hereto as Exhibit A and Exhibit B, respectively, are listings of the identities of the voters filing acceptances and rejections of the Plan.

                                                   ACCEPTING                                       REJECTING
                                            HOLDERS           AMOUNT                       HOLDER          AMOUNT
CLASS 2A - ALLOWED SECURED CLAIM
             OF GDI  UNDER THE GDI LOAN
             AGREEMENT                      1  (100%)         $ 1,700,000.00 (100%)           0                0

CLASS 4 - ALLOWED MISCELLANEOUS
          SECURED CLAIMS                     2 (100%)         $   214,032.61 (100%)           0                0

CLASS 5 - ALLOWED RECLAMATION
          CLAIMS                            13 (100%)          $  987,464.30 (100%)           0                0

CLASS 7 - ALLOWED CONVENIENCE
          CLASS CLAIMS                      330 (95.10%)        $ 1,987,880.91 (97.45%)      17 (4.90%)     $52,005.63 (2.55%)

CLASS 8 - ALLOWED UNSECURED CLAIMS          137 (98.56%)        $21,072,597.72 (99.58%)       2 (1.44%)     $89,845.47 (0.42%)


     7. Any holder of an Allowed Class 5 Claim may elect on its Ballot to (A) receive cash payments equal to 70% of its Allowed Reclamation Claim; or (B) timely commence an adversary proceeding seeking to have its Claim paid in full as an Administrative Expense. Of the 13 voters returning Class 5 Ballots, 11 voters elected Option A on the face of the Ballot. The remaining 2 voters did not select either Option A or Option B. Annexed hereto is Exhibit C listing the identities of the voters electing Option A treatment.


     8. Any Eligible Class 5, 7 and 8 Claim Holder may elect on its Ballot not to be bound by the releases set forth in Section 9.10 of the Plan. Annexed hereto as Exhibit D is a listing of the identities of the voters electing not to be bound by the releases set for in Section 9.10 of the Plan.

                                  CERTIFICATION

     I hereby certify that the foregoing is true and correct to the best of my knowledge and belief, and I am aware that if any of these statements are knowingly false, I am subject to punishment.


Hoboken, New Jersey
December       , 1997
                                     By:____________________________
                                        Kathleen M. Logan

EXHIBIT C


                                                 EXHIBIT C
                                       ASSUMED CONTRACTS AND LEASES(1)


              Party to                                                 Type of                                         Proposed
          Contract or Lease                                       Contract or Lease                                 Cure Amount(s)
==================================== ==========================================================================  ==================
Abraham, Ida & Cawley, Donna         Real Property                                                                     $1,149.65
6 Brownstone Terrace
Jamaica Plain, MA  02130             Address:    600 Providence Highway
Creditor ID:  00025045                           Walpole, MA  02081
                                     Lease:      Store
Angels Auto Sales, Inc.              Real Property                                                                       $0.00
100 Foster St.
Peabody, MA  01960                   Address:    100 Foster St.
                                                 Peabody, MA  01960
                                     Lease:      Store
Atchinson, Topeka & Sante Fe         Real Property                                                                       $0.00
Railway Co.
One Santa Fe Plaza                   Address:    7601 Telegraph Road
920 Southeast Quincy Street                      Montebello, CA  90640
Topeka, KS  66612                    Lease:      Land
Creditor ID:  00001264

Bacon Realty Corporation             Real Property                                                                     $1,957.51
Attn: M. Hammond or K. Hecht
P.O. Box 404                         Address:    129-137 Beacon Street
Medford, MA  02155                               Waltham, MA  02154
Creditor ID:  00000186               Lease:      Store

Black Sable Properties               Real Property                                                                     $4,166.68
c/o Safari Business Center
2020 S. Lynx Trail                   Address:    2245 West Valley Blvd.
Ontario, CA  91761                               Colton, CA  92324
Creditor ID:  00031555               Lease:      Store

Boston Safe Deposit & Trust          Real Property                                                                      $543.20
Attn:  Lori Maloney
Trustee of Bethany Realty Trust      Address:    240 Wood Road
One Boston Place                                 Braintree, MA
Boston, MA  02108                    Lease:      Store

     -------- 1 This Exhibit A lists the leases and contracts that the Debtors intend to assume upon confirmation of the Plan to which this list is attached.
The Debtors, however, reserve the right to amend or otherwise modify this list prior to confirmation of the Plan. Debtors will send a notice of proposed cure amounts to all affected landlords and other parties to the contracts in accordance with this Court's Order approving Disclosure Statement, approving
Voting and Solicitation  Procedures,  and  Establishing  Date and Procedures for
Confirmation Hearing.

              Party to                                                 Type of                                         Proposed
          Contract or Lease                                       Contract or Lease                                 Cure Amount(s)
==================================== ==========================================================================  ==================
First Evans Associates, Limited      Real Property                                                                       $0.00
Partnership
c/o FEA, Inc.                        Address:    20 Pilla Street
Attn:  Alan Gordon                               Warwick, RI  02886
521 Fifth Ave., Suite 2300           Lease:      Store
New York, NY  10175
Creditor ID:  00000187               Address:    11200 Midlothian Pike
                                                 Richmond, VA                                                            $0.00
                                     Lease:      Store
Harcross Lumber & Building           Real Property                                                                       $0.00
3517 Brandon Ave. SW
Roanoke, VA  24022                   Address:    Henderson, NC

LaCava Family Trust c/o LaCava       Real Property                                                                      $416.67
Assoc.
Attn:  Anthony DeLosa                Address:    634 Plain Street
181 Boston Post Road West                        Marshfield, MA  02050
Marlboro, MA  01752                  Lease:      Store
Creditor ID:  00000211

Branford JS Holding LLC              Real Property                                                                       $0.00
c/o JW Katzen Company
40 Nomantura St.                     Address:    Branford, CT.
Newton, MA  02158
                                     Assignment:  Store Lease
Mary Lee Stigler                     Real Property                                                                       $0.00
c/o The Farly Co.
15th Floor                           Address:    Branford, CT.
100 Pearl Street
Hartford, CT  06103                  Lease:      Store

Twin Cities Realty Co.               Real Property                                                                     $1,312.50
517 Mineral Spring Avenue
Pawtucket, RI  02860                 Address:    Central Falls, RI

                                     Lease:      Store
Vava Realty Inc.                     Real Property                                                                     $2,500.00
Attn: Vincent Fedele
1020 Maple Street                    Address:    965 Maple Street
Rochester, NY  14611                             Rochester, NY  14611
Creditor ID:  00000184               Lease:      Store

ADT Security (307)                   Equipment                                                                           $0.00
1710 Dividend Road
Ft. Wayne, IN  46808                 Description:                        Store Branch:
Creditor ID:  00032677               Misc.  Alarm Systems                307/Ft. Wayne

Brown Investments                    Real Property                                                                     $8,622.18
Ira M. & Allene E. Brown
Attn:  Steve Brown                   Address:    7250 Laurel Canyon Boulevard
12800 Foothill Blvd., Unit B                     North Hollywood, CA
Sylmar, CA  91342                    Lease:      Store
Creditor ID:  00000205


Butler Real Estate                   Real Property
BMA Tower Penn Valley Park
Attn:  Thomas Hall                   Address:    2560 Shadeland Avenue                                                $10,364.14
31st St. & Southwest Trafficway                  Indianapolis, IN  46219
Kansas City, MO  64108               Lease:      Store
Creditor ID:  00002267
                                     Address:    2219 Contractors Drive                                                $8,129.40
                                                 Ft. Wayne, IN  46818
                                     Lease:      Store

                                     Address:    700 Enterprise Circle
                                                 Lexington, KY  40510                                                  $7,390.83
                                     Lease:      Store


Cancilla Properties Inc.             Real Property                                                                     $5,000.08
Attn:  Edward Cancilla
2902 Stone Pine                      Address:    17600 S. Main Street
Orange, CA  92667                                Carson, CA  90745
Creditor ID:  00000210               Lease:      Store

CLP Properties, Inc.                 Real Property                                                                     $4,510.98
Attn:  Carolwood Properties
Elbar Investments L.P.               Address:    2625 Johnson Drive
5636 Van Nuys Blvd., Suite A                     Ventura, CA
Van Nuys, CA  91401                  Lease:      Store
Creditor ID:  00000202

Jacques Y. & Henriette D'Arlin       Real Property                                                                    $45,213.10
2415 East Ocean Boulevard
Suite No. 4                          Address:    601 East Imperial Highway
Long Beach, CA  90803                            La Habra, CA  90631
Creditor ID:  00001267               Lease:      Store

Davis, S. Robert                     Real Property                                                                    $76,231.89
5720 Avery Road
Amlin, OH  43002                     Address:    4252 Groves Road
Creditor ID:  00032578                           Columbus, OH  43232
                                     Lease:      Store
Delaware & Hudson Railroad           Real Property                                                                       $0.00
Corp.
c/o Leasing Dept.                    Address:    Schenectady Railroad
P.O. Box 8002                        Lease:      Land
Clifton Park, NY  12065
Creditor ID:  00025857

Delta Associates Nominee Trust       Real Property                                                                       $0.00
Brian S. Tedeschi & Brian P.
Curtis                               Address:    Eastway Plaza
14 Howard Street                                 Route 123, Centre Avenue
Rockland, MA  02370                              Brockton, MA
Creditor ID:  00001278               Lease:      Store


HMG Fieber Realty Trust              Real Property                                                                     $3,155.82
c/o Lavin Realty Adv.                                                                                               (For all of the
1266 Furnace Brook Pkwy.             Address:    77 Southbridge Street                                              leases of HMG,
Attn:  James Lavin                               Auburn, MA  01501                                                   Fieber Realty
Quincy, MA  02169                    Lease:      Land                                                                   Trust)
Creditor ID:  00026304
                                     Address:    77 Southbridge Street
                                                 Auburn, MA  01501
                                     Lease:      Store

                                     Address:    4377 N. Homer Avenue E
                                                 Cortland, NY  13045
                                     Lease:      Store

                                     Address:    480 Water Street
                                                 Fitchburg, MA  01420
                                     Lease:      Store

                                     Address:    Harter & Folts Streets
                                                 Herkimer, NY  13350
                                     Lease:      Store

                                     Address:    428 Albany Avenue, Rte. 9W
                                                 Kingston, NY  12401
                                     Lease:      Store

                                     Address:    163 Troy Road
                                                 Latham, NY  12110
                                     Lease:      Store

                                     Address:    750 South Bay Road
                                                 North Syracuse, NY  13212
                                     Lease:      Store

                                     Address:    1410 Erie Boulevard
                                                 Schenectady, NY  12305
                                     Lease:      Store

Jonda Enterprises Ltd.               Real Property                                                                     $8,861.48
c/o David Karney #606
12011 San Vicente Blvd.              Address:    7601 Telegraph Road
Los Angeles, CA  90049                           Montebello, CA  90640
Creditor ID:  00030262               Lease:      Store & Land

Kimco Development of Dayton          Real Property                                                                    $61,847.01
c/o Kimco Realty Corporation
Suite 100, 3333 New Hyde Park        Address:    1750 Woodman Drive
Road                                             Dayton, OH  45420
P.O. Box 5020                        Lease:      Store
New Hyde Park, NY  11042
Creditor ID:  00000203



King Real Estate Corporation         Real Property                                                                       $0.00
Attn:  John Finley
c/o Creative Development             Address:    160 Lenox Street
Company                                          Norwood, MA
77 Franklin Street                   Lease:      Store
Boston, MA  02110
Creditor ID:  00000182

Lainer Enterprises, Inc.             Real Property                                                                     $4,831.31
Attn:  Simha Lainer/Sara Lainer
16215 Kittridge St.                  Address:    11975-77 Sherman Road
Van Nuys, CA  91408                              North Hollywood, CA  91600
Creditor ID:  00000197               Lease:      Store
Lorenz, H.J.                         Real Property                                                                    $11,059.39
P.O. Box 1588
Sun Valley, ID  83353                Address:    5950 Paramount Blvd.
Creditor ID:  00000195                           Long Beach, CA  90805
                                     Lease:      Store
Norwood R.E. Partners                Real Property                                                                    $67,473.31
c/o Belvedere Corp.  500 Carew
Tower                                Address:    4643 Forest Avenue
Attn:  Joan Hensler Bittner                      (Central Park Business Park)
441 Vine Street                                  Norwood (Cincinnati), OH
Cincinnati, OH  45202                Lease:      Store
Creditor ID:  00032154

Real Estate Investment Trust         Real Property                                                                       $0.00
Attn:  Lee Carson
12011 San Vicente Blvd.              Address:    2625 Johnson Drive
Suite 707                                        Ventura, CA  93003
Los Angeles, CA  90049               Lease:      Store
Creditor ID:  00001266

Safco Equity Partnership             Real Property                                                                    $13,378.21
Attn:  John Safi
1850 S. Sepulveda Blvd., Ste.        Address:    1680 Mission Blvd. & Corona Expressway
200                                              Pomona, CA  91766
Los Angeles, CA  90025               Lease:      Store
Creditor ID:  00000199

W.J. & R.W. Realty Corp.             Real Property                                                                     $5,191.30
Attn:  W. Joseph Hotin
355 Keedsdale road                   Address:  1460 Military Road
P.O. Box 1860                                  Tonawanda, NY  14217
Milton, MA  02186
Creditor ID:  00000208               Lease:    Store

Step Ahead Investments Inc.          Real Property                                                                     $1,637.37
Attn:  William D. Coyle
3222 Winona Way                      Address:    Western Division Office
North Highlands, CA  95660                       Suite 201, 3222 Winona Way
Creditor ID:  00029982                           North Highlands, CA  95660



A.C.T. Security Systems              Equipment                                                                           $0.00
150 Kerry Place
Norwood, MA  02062                   Description:  Perimeter Security-Fire; System Lease
Creditor ID:  00025033

ADT                                  Equipment                                                                           $0.00
Attn:  Nancy Lohnes
1819 O'Brien Road                    Description:      Misc.  Alarm Systems
Columbus, OH  43228
Creditor ID:  00002024               Store/Branch:     306/Columbus

ADT Alarm                            Equipment                                                                           $0.00
Attn:  Billing
234 MacCarty Court                   Description:      Misc.  Alarm Systems
Lexington, KY  40508
Creditor ID:  00002030               Store/Branch:     305/Lexington

American Equipment Leasing           Equipment                                                                           $0.00
Attn:  Harry Schneider
2670 Chancellor Drive                Description:                                Store/Branch:
Crestview Hills, KY  41017           Misc.       Compressors             527/Ventura & 528/Long Beach &
Creditor ID:  00002068
                                                       703/Montebello
                                     Misc.       Tool Rental,            704/N. Hollywood & 705 Pomona &
                                                 Light Towers            707/La Habra & 708/Sacramento &
                                                                         712/Carson & 713/Colton
ASI Hoosier Alarm                    Equipment                                                                           $0.00
Attn:  Carol Arnold
7311 East 43rd Street                Description:
Indianapolis, IN  46226              Misc.       Alarm Systems
Creditor ID:  00002020
                                     Store/Branch:     303/Indianapolis

Associates Leasing                   Equipment                                                                           $0.00
Attn:  Dan Petzold
333 West Pierce Road, Ste. 200       Description:
Itasca, IL  60143                    Misc.       Truck Radios
Creditor ID:  00002039
                                     Store/Branch:     301/Cincinnati
AT&T Credit Corp.                    Equipment                                                                          $871.17
Attn:  Swati Modh
2 Gatehall Drive                     Description:                                Store/Branch:
Parsippany, NJ  07054
Creditor ID:  00002011               Misc.       Phone System            307/Ft. Wayne & 306/Columbus
                                                                         303/Indianapolis & 302/Dayton
                                                                         301/Cincinnati
                                     Misc.       POS System              307/Ft. Wayne & 306/Columbus
                                     Misc.       POS System              306/Columbus



AT&T Capital Leasing                 Equipment                                                                          $898.10
The Corporate Center
P.O. Box 85047                       Description:                                Store/Branch:
Louisville, KY  40285                Misc.       Copy Machine/           528/Long Beach & 703/Montebello
Creditor ID:  00030135                           FAX Machine             & 705/Pomona & 708/Sacramento &
                                                                         712/Carson & 713/Colton
                                     Misc.       Copy Machine            707/La Habra & West Coast Office
                                     Misc.       P.O.S.                  West Coast Office

                                     Description:                                Store/Branch:
                                     Misc.       Computers               West Coast Office
                                                                         Midwest Div. Office
AT&T Credit 40285                    Equipment                                                                           $0.00
Global Info Solutions
P.O. Box 85375                       Description:  Master Lease/POS Equipment (Western/Midwest Division)
Attn:  Rick Steffey
Louisville, KY  40285
Creditor ID:  00032490

BancBoston Leasing Inc.              Equipment                                                                        $49,625.33
Attn:  Peter Fox
100 Federal Street                   Description:               Master Lease              Store/Branch:
Boston, MA  02110                    Misc.             Racking                   301/Cincinnati
Creditor ID:  00025242 and                             Racks, Fixtures, Sign     Western & Midwest
             00029997                                  Printer & Forklifts       Division
                                                       Computer & Safe
BankSystems Marketing, Inc.          Equipment                                                                           $0.00
1253 Eagan Industrial RD2
Eagan, MN  55121                     Description:                                Store/Branch:
Creditor ID:  00029999               Misc.             Check Encoder     527/Ventura & 528/Long Beach &
                                                                         703/Montebello
                                     Misc.             Check Encoder,    704/N. Hollywood & 705/Pomona
                                                       Coin Counter      & 707/La Habra

Dial One Security                    Equipment                                                                           $0.00
Attn:  Dennis Toon
6114 Madison Road                    Description:                                Store/Branch:
Cincinnati, OH  45201                Misc.       Security Cameras        302/Dayton
Creditor ID:  00002036               Misc.       Alarm Systems           302/Dayton

                                     Description:                                Store/Branch:
                                     Misc.       Postage Machine         302/Dayton
Ervin Leasing                        Equipment                                                                           $0.00
Attn:  Dan Petzold
3300 Washtenaw Avenue                Description:
Suite 230                            Misc.       Architectural           Store/Branch:
Ann Arbor, MI  48103                             Equipment               307/Ft. Wayne & 305/Lexington
Creditor ID:  00002015                                                   302/Dayton & 301/Cincinnati



Fleet Capital Leasing                Equipment                                                                           $0.00
Attn:  R. Berkmeier Asst. VP
50 Kennedy Plaza, 5th Flr.           Description:                                Store/Branch:
Providence, RI  02903                Misc.       Computer, Racks         West Coast Office
Creditor ID:  00026108

Fleet Credit Corp.                   Equipment                                                                           $0.00
111 Westminster St.
Providence, RI  02903                Description:      Master Lease              Store/Branch:
Creditor ID:  00026109                                 Computer          Midwest Division
                                                       Equipment, H
                                                       Frames
Gateway Leasing                      Equipment                                                                           $0.00
Attn:  Tom Lowry
6919 Brookside Avenue                Description:                                Store/Branch:
Westchester, OH  45069               Misc.       Ditchwitch              302/Dayton
Creditor ID:  00002034

GE Capital                           Equipment                                                                         $9,456.11
Attn:  David A. Warfield
Husch & Eppenberger                  Description:      Master Lease              Store/Branch:
100 N. Broadway, Suite 1300                            Auto Stack        Midwest Division
St. Louis, MO  63102                                   System &
Creditor ID:  00002008 and                             POS Equip.
             00026200                                  Store Fixtures

Keycorp Leasing Ltd.                 Equipment                                                                        $11,528.15
P.O. Box 1865
54 State Street                      Description:                                Store/Branch:
Albany, NY  12201                    Misc.       Store Fixtures          301/Cincinnati
Creditor ID:  00030739                           (Racking)
                                     Misc.       (Racking Carts)         301/Cincinnati
                                     Misc.       POS Computers           301/Cincinnati
                                     Misc.       Copier, Computers       Midwest Div. Office
                                     Misc.       Racks, Carts
                                                 Master Lease            Western & Midwestern Div.
                                                 Step Beams

Leasetec Corporation                 Equipment                                                                        $18,740.82
Attn:  Wendy Saltarelli
1401 Pearl Street                    Description:  Sequent Computer for Contractors' Warehouse
Boulder, CA  80302
Creditor ID:  00002149               Store/Branch:  West Coast Office

Mahoney Notifier, Inc.               Equipment                                                                           $0.00
15 Cooper Street
P.O. Box 767                         Description:                                Store/Branch:
Glens Falls, NY  12801               Monitoring Alarm System             #296
Creditor ID:  00026784               Monitoring/Maint. Alarm Sys.        #286

Modern Leasing                       Equipment                                                                           $0.00
Attn:  Brian Greuing
319 7th Street, Ste. 600             Description:                                Store/Branch:
Des Moines, IA  50390                Misc.       Copy Machine            301/Cincinnati
Creditor ID:  00002038               Misc.       Fax Machine             Midwest Div. Office



Modern Office Methods                Equipment                                                                           $0.00
Attn:  Mike Illing
4362 Creek Road                      Description:                                Store/Branch:
Cincinnati, OH  45241                Misc.       Maintenance             Midwest Div. Office
Creditor ID:  00002041                           Contract

NEC America, Inc.                    Equipment                                                                           $0.00
365 West Passaic Street
Attn:  Kathy Wagner                  Description:                                Store/Branch:
Rochelle Park, NJ  07662             Misc.       Phone System            305/Lexington
Creditor ID:  00002026

Pitney Bowes                         Equipment                                                                           $0.00
Attn:  Gilbert Reiher
6480 Doubletree Avenue               Description:                                Store/Branch:
Columbus, OH  43226                  Misc.       Postage Machine         303/Indianapolis & 306/Columbus
Creditor ID:  00002021

Pitney Bowes                         Equipment                                                                           $0.00
P.O. Box 720416
Atlanta, GA  30358                   Description:                                Store/Branch:
Creditor ID:  00002040               Misc.       Postage Machine         301/Cincinnati

Retail Systems Leasing Inc.          Equipment                                                                           $0.00
5915 Coopers Ave.
Attn:  William Moore                 Description:  Master Lease POS Equipment
Mississaugua, Ontario, Canada
Creditor ID:  00002272               Store/Branch:  Western Division

Spectra-Physics                      Equipment                                                                           $0.00
5475 Kellenbauger Road
Attn:  Rene Doyle                    Description:                                Store/Branch:
Dayton, OH  45424                    Misc.       Ditchwitch              302/Dayton
Creditor ID:  00032657

Stringer Company                     Equipment                                                                           $0.00
115 West Drive
Marshall, MO  65340                  Description:                                Store/Branch:
Creditor ID:  00002146               Misc.       Copy Machine/           708/Sacramento & West Coast
                                                 Fax Machine             Office
Symbol Technologies, Inc.            Equipment                                                                           $0.00
Credit Dept. A-45
One Symbol Plaza                     Description:                                Store/Branch:
Attn:  Barbra Arnold                 Misc.       Scanners                307/Ft. Wayne & 306/Columbus &
Holtsville, NY  01742-1300                                               303/Indianapolis &
Creditor ID:  00002013                                                   305/Lexington
                                                                         302/Dayton & 301/Cincinnati



Systech Retail Tech Co.              Equipment                                                                           $0.00
Attn:  Shelly Zikovic
5915 Coopers Avenue                  Description:                                Store/Branch:
Mississauga, Ontario,  L4Z 1RG       Misc.       Registers               307/Ft. Wayne & 306/Columbus &
CANADA                                                                   303/Indianapolis &
Creditor ID:  00002012                                                   305/Lexington
                                                                         302/Dayton & 301/Cincinnati
                                     Misc.       Cash Register/          527/Ventura & 528/Long Beach &
                                                 P.O.S.                  703/Montebello &
                                                                         704/N. Hollywood & 705/Pomona &
                                                                         707/La Habra & 712/Carson &
                                                                         713/Colton & West Coast Office
                                     Misc.       Computers               West Coast Office

Telecheck Services                   Equipment                                                                           $0.00
P.O. Box 4514
Houston, TX  77210                   Description:                                Store/Branch:
Creditor ID:  00002131               Misc.       Telecheck               707/La Habra

Telecheck Services, Inc.             Equipment                                                                           $0.00
Attn:  Subscriber Service
P.O. Box 4514                        Description:                                Store/Branch:
Houston, TX  77210                   Misc.       Telecheck Devices       527/Ventura & 528/Long Beach &
Creditor ID:  00031709                                                   703/Montebello
                                     Misc.       Telecheck               528/Long Beach
United Leasing Inc.                  Equipment                                                                           $0.00
3700 Morgan Avenue
Evansville, IN  47715                Description:                                Store/Branch:
Creditor ID:  00027996                           Racks & Auto            Mid-West Division
                                                 Stack System
Wells Fargo Alarm                    Equipment                                                                          $117.27
333 Smith Street
Providence, RI  02901                Description:  Alarm System & Monitoring
Creditor ID:  00001930

Xerox Corp.                          Equipment                                                                           $0.00
350 S. Northwest Highway
Park Ridge, IL  60068                Description:                                Store/Branch:
Creditor ID:  00002033               Misc.       Copy Machine            302/Dayton
A.C.T. Security Systems              Maintenance/Service                                                                 $0.00
150 Kerry Place
Norwood, MA  02062                   Description:                                Store No.:
Creditor ID:  00025033               Alarm Transmission                  #256 - Norwood Dist. Ctr.

ADT Security Systems, Inc.           Maintenance/Service                                                                 $0.00
9 Walker Way
Albany, NY  12201                    Description:
Creditor ID:  00001928               Monitoring

American Alarms, Inc.                Maintenance/Service                                                                 $0.00
575 Park Ave.
Cranston, RI  02910                  Description:                                Store/Branch:
Creditor ID:  00025119               Monitoring                          #124 - Central Falls


Armored Motor Service of             Maintenance/Service                                                                 $0.00
America
65 Vantage Point Drive               Description:                                Store/Branch:
Rochester, NY  14624                 Armored Car Service                 #494 - Rochester
Creditor ID:  00025183

Hart Alarm Systems Inc.              Maintenance/Service                                                                 $0.00
514 Fourth Street
Watervliet, NY  12189                Description:                                Store/Branch:
Creditor ID:  00026345               Alarm Service                       #292 - Kingston
                                     Alarm Service                       #296 - Schenectady
                                     Alarm Service-Maintenance           #298 - Rennselaer
                                     Alarm Service                       #092 - Latham
NCR Corp.                            Maintenance/Service                                                              $12,105.90
1700 So. Patterson Blvd.
Dayton, OH  45479                    Description:
Creditor ID:  00001498               Equipment Subject to Service
                                     Cabletron/Monarch
Professional Alarm Ser.              Maintenance/Service                                                                 $0.00
64 Lyndale Court
West Seneca, NY 14224                Description:                                Store/Branch:
Creditor ID:  00027399               Alarm Monitoring                    #470 - Buffalo
                                     Alarm Monitoring                    #293 - Brighton
                                     Alarm Monitoring                    #411 -
                                     Alarm Monitoring                    #287 - Cortland
                                     Alarm Monitoring                    #471 - W. Seneca
                                     Alarm Monitoring                    #418 - Webster
                                     Alarm Monitoring                    #027 - Tonawanda
                                     Alarm Monitoring                    #494 - Rochester
Special Agent Systems Inc.           Maintenance/Service                                                               $1,073.91
67 Pleasant St.
Watertown, MA  02172                 Description:                                Store/Branch:
Creditor ID:  00027738               Lease Monitoring/Maintenance-       #285-Brockton
                                      Security System
                                     Monitoring Security System          #297-Braintree
                                     Monitoring Security System          #295-Woonsocket
                                     Monitoring/Maintenance-             #467-Marshfield
                                      Security System
                                     Lease Monitoring/Maintenance-       #291-
                                      Security System
                                     Lease Monitoring/Maintenance-       #082-Waltham
                                      Security System
                                     Lease Monitoring/Maintenance-       #288-Walpole
                                      Security System
                                     Lease Monitoring/Maintenance-       #018-
                                      Security System
                                     Lease Monitoring/Maintenance-       #490-
                                      Security System
                                     Lease Monitoring/Maintenance-       #481-
                                      Security System
                                     Lease Monitoring/Maintenance-       #289-Fitchburg
                                      Security System
                                     Monitoring/Maintenance-Security     #496-
                                      System

                                                                 11

Wells Fargo Alarm                    Maintenance/Service                                                                 $0.00
301 Franklin Street
Buffalo, NY  14201                   Description:                                Store/Branch:
Creditor ID:  00001929               Monitoring                          #463 - N.Syracuse
                                     Monitoring                          #482 - Dewitt
                                     Alarm System/Monitoring             #294 - Warwick
American Color                       Miscellaneous                                                                       $0.00
2500 Walden Ave.
Buffalo, NY  14225                   Description:  Visvita System Purchase Agreement
Creditor ID:  00001769

Fidelity Investments Institutional   Service Agreement                                                                 $9,500.00
Operations Company
82 Devonshire                        Record Keeping & Other Svces. for Administration of Investment Plan
Boston, MA  02109
Creditor ID:  00002182

Mountain Financial Corporation       Service Agreement                                                                   $0.00
855 East 9400 South
Sandy, UT  84070                     Merchant Services Agreement
Creditor ID:  00001766

Novus Services                       Service Agreement                                                                   $0.00
FKA Discover Card
Attn:  Beth Solomon                  Credit Card Services Agreement
2500 Lake Cook Road
Riverwoods, IL  60015
Creditor ID:  00002162

Darling, Walter                      Miscellaneous                                                                       $0.00
5 Spring Street
P.O. Box 129                         Description:      Legal Representation Agreement for Collections
Norfolk, MA  02056
Creditor ID:  00025828
Finard Asset Management Comp.,       Miscellaneous                                                                       $0.00
Inc.
3 Burlington Woods Drive             Description:      Real Estate Marketing Consulting Agreement
Attn:  William Beckman
Burlington, MA  01803
Creditor ID:  00026063

Associates Commerical                Equipment                                                                        $53,787.00
Corporation
Attn:  William G. Wright             See Attached Chart for Associates Commercial Corp - Leases to Keep
Farr, Burke, Gamboacorta &
Wright
211 Benigno Boulevard
P.O. Box 788
Bellmawr, NJ  08099-0786
Creditor ID:  00002014


GELCO                                Equipment                                                                        $22,630.90
Attn:  David A. Warfield
Husch & Eppenberger                  Description:               Model:                    Store/Branch:
100 N. Broadway, Suite 1300          Forklifts         586E                      302/Dayton &
St. Louis, MO  63102                                                             301/Cincinnati
Creditor ID:  00002031 and           Forklifts         GLP1050RFNUAE080          301/Cincinnati
             00002008                Forklifts         GLP100MFNSBV098           301/Cincinnati
                                     Trucks            Ranger                    301/Cincinnati

                                     Description:                                         Store/Branch:
                                     Trailers          Ranger                    710/Reno

                                     Description:               Model:                    Store:
                                     Forklifts       ERPT040TFN36SE078   307/Ft.Wayne/306/Columbus
                                     Forklifts       ERPT040TFN36SE078   307/Ft. Wayne/306/Columbus
                                     Forklifts       GLP050RFNUAE080     307/Ft. Wayne/306/Columbus
                                     Forklifts       GLP070LFNSBE098     307/Ft. Wayne/306/Columbus
                                     Forklifts       GLP070LFNSBE098     307/Ft. Wayne/306/Columbus
                                     Forklifts       GLP100MENSBV098     307/Ft. Wayne/306/Columbus
                                     Forklifts       586E                307/Ft. Wayne/306/Columbus

                                     Trucks          Ranger              303 Indianapolis/302 Dayton
                                     Misc.           POS System          303 Indianapolis
                                     Misc.           F250                302 Dayton
                                     Misc.           Auto       Midwest Division Office
                                     Misc.           Auto       Midwest Division Office
                                     Misc.           Racks, Carts and    Midwest Division Office
                                                     Equipment

Navistar                             Equipment                                                                           $0.00
Attn:  Betty Tucknott
2650 West Golf Road                  Description:               Model:
Rolling Meadows, IL  60608           Trucks            94 Flatbed Cabover
Creditor ID:  00002018               Store/Branch:     303/Indianapolis & 305/Lexington

Albany Times Union                   Miscellaneous                                                                       $0.00
645 Albany Shaker Road
Albany, NY  12212
Creditor ID:  00002739

Boston Globe                         Miscellaneous                                                                       $0.00
Attn:  William Gardner
135 Morrisey Blvd                    Description:      Annual Advertising Spending Agreement
Boston, MA  02107
Creditor ID:  00025383

Boston Herald American               Miscellaneous                                                                     $3,923.50
1 Herald Square
Boston, MA  02118                    Description:      Boston Herald Advertising Contract
Creditor ID:  00025384

Buffalo Evening News Inc.            Miscellaneous                                                                       $0.00
1 News Plaza
P.O. Box 100                         Description:      Retail Advertising Agreement for Mr. Second
Buffalo, NY  14240
Creditor ID:  00025468




The Call                             Miscellaneous                                                                     $8,291.88
dba Evening Call Publishing Co.
75 Main St.                          Description:  Advertising Contract
P.O. Box A
Woonsocket, RI  02895-0992
Creditor ID:  00002187

Community Newspaper Company          Miscellaneous                                                                       $0.00
P.O. Box 9113
Needham, MA  02192-9113              Description:      Advertising Contract
Creditor ID:  00002196
Cortland Standard Newspaper          Miscellaneous                                                                     $2,710.70
Cortland, NY
                                     Description: Advertising Contract
Evening Telegram                     Miscellaneous                                                                       $0.00
Thomsons Pub. of N.Y. Inc.
111 Green St.                        Description:  Retail Advertising Agreement
Herkimer, NY  13350
Creditor ID:  00026025

First Data Corp.                     Miscellaneous                                                                       $0.00
First Data Merchants Services
265 Broad Hollow Road                Description:  Credit Card Processing Sales Agreement
Mellville, NY  11747
Creditor ID:  00002168

Gannett Rochester Newspaper          Miscellaneous                                                                    $10,145.54
Rochester Times-Union
55 Exchange Blvd                     Description:      Revenue Contract Agreement for Advertising for Mr. Seconds
Rochester, NY  14614
Creditor ID:  00026179

Herald Company, The                  Miscellaneous                                                                       $0.00
P.O. Box 4915 Clinton Sq.
Attn:  Accounts Receivable           Description:      Retail Advertising Contract
Syracuse, NY  13221
Creditor ID:  00026368

Mark Goodson Enterprises Ltd.        Miscellaneous                                                                       $0.00
dba Daily Freeman
79-97 Hurley Ave.                    Description:      Local Retail Fixed Insertion Advertising Contract
Kingston, NY  12401
Creditor ID:  00002184

Patriot Ledger, The                  Miscellaneous                                                                       $0.00
P.O. Box 9159
400 Crown Colony Drive               Description:      Preprinted Insert Sections Advertising Contract
Quincy, MA  02169
Creditor ID:  00027288

Peabody & Lynnfield Weekly           Miscellaneous                                                                       $0.00
News
10 First Ave.                        Description:      Multiple Insertion Contract-(Advertising)
P.O. Box 6039
Peabody, MA  01961-6039
Creditor ID:  00002189



Providence Journal                   Miscellaneous                                                                       $0.00
75 Fountain St.
Providence, RI  02902                Description:      Annual Investment Contract for Advertising
Creditor ID:  00027408

Schenectady Gazette                  Miscellaneous                                                                     $1,978.44
The Gazette Newspapers
2345 Maxon Road
P.O. Box 1090
Schenectady, NY  12301
Creditor ID:  00027612

Sentinel-Enterprise                  Miscellaneous                                                                      $975.00
808 Main St.
Fitchburg, MA  01420                 Description:      Advertising Agreement
Creditor ID:  00002188

Site Call                            Miscellaneous                                                                       $0.00
75 Main Street
P.O. Box A
Woonsocket, RI  02895-0992
Creditor ID:  00002738

Syracuse Newspaper                   Miscellaneous                                                                       $0.00
Clinton Square
Syracuse, NY  13202
Creditor ID:  00002741
Times Union                          Miscellaneous                                                                       $0.00
Address Unknown
                                     Description:      Color Comic Frequency Agreement for Advertising
Creditor ID:  00002186
United Leasing Inc.                  Miscellaneous                                                                       $0.00
3700 Morgan Avenue
Evansville, IN 47715                 Description:      1993 Oldsmobile (2)
Creditor ID: 00002010                                  Racks

United Leasing                       Equipment                                                                           $0.00
Attn:  Lewis Hudson
4360 Brownsboro Road, Ste. 105       Description:               Model:                    Store:
Louisville, KY 40207                 Trucks            1997 Ford Ranger          307 Ft. Wayne
Creditor ID:  00027996               Trucks                                      305 Lexington
                                     Misc.             Store Fixtures            305 Lexington
                                     Trucks            Ranger                    301 Cincinnati




Yale Financial Services              Equipment                                                                           $0.00
Attn:  Juan Martin
15 Junction Road                     Description:               Model:                    Store:
Flemington, NJ  08822                Forklifts         ERP                       303 Indianapolis
Creditor ID:  00002016               Forklifts         ERP                       303 Indianapolis
                                     Forklifts         ERP                       303 Indianapolis
                                     Forklifts         GLP100MFNSBV098           303 Indianapolis
                                     Forklifts         GLP070LFNSBF098           303 Indianapolis
                                     Forklifts         GLP050RFNUAF096           303 Indianapolis
                                     Forklifts         ERPT040TFN36SEO078        302 Dayton
                                     Forklifts         ERPT040TFN36SEO078        302 Dayton
                                     Forklifts         ERPT040TFN36SEO078        302 Dayton
                                     Forklifts         ERPT040TFN36SEO078        302 Dayton
                                     Forklifts         GLP050RFNUAE080           302 Dayton
                                     Forklifts         GLP050RFNUAE080           302 Dayton
                                     Forklifts         GLP100MFNSBV098           302 Dayton
Worcester Telegram                   Miscellaneous                                                                     $3,775.00
Chronicle Publ. Co. Inc.
P.O. Box 15012                       Description:  Annual Dollar Volume Contract for Retail Advertising
20 Franklin Street
Worcester, MA  01615
Creditor ID:  00028213

Rte. 28 Realty Trust                 Equipment                                                                         $1,653.75
20 N. Main Street
S. Yarmouth, MA  02664               Description:      Store Copy Machines (29)

Bay Copy                             Service Agreement                                                                  $143.00
100 Resevoir Road
Rockland, MA  02370                  Description:      Office Copy Machines

Ikon Office Solutions                Service Agreement                                                                   $0.00
204 Second Avenue
Waltham, MA  02154                   Description:      Office Copy Machine

N.E. Industrial Truck                Equipment                                                                           $0.00
10 Ryan Road
Woburn, MA  01801                    Description:      Hi-Lo Forklift Rental (1)

Watson Wyatt                         Miscellaneous                                                                     $8,138.00
80 Williams Street
Welsley Hills, MA 02181


EXHIBIT D

                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE


In re:                             )        Chapter 11
                                   )
GROSSMAN'S INC.,                   )        Case No. 97-00695 (PJW)
GRS HOLDING COMPANY, INC.          )
and GRS REALTY COMPANY, INC.       )       Jointly Administered
                                   )
                  Debtors.         )


                           NOTICE OF ORDER CONFIRMING
                       JOINT PLAN OF REORGANIZATION UNDER
                 CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE


     To: ALL CREDITORS, EQUITY SECURITY HOLDERS AND OTHER PARTIES IN INTEREST IN THE ABOVE-CAPTIONED CASES:

     PLEASE TAKE NOTICE that an Order (the AConfirmation Order@) confirming the Joint Plan of Reorganization Under Chapter 11 of the United States Bankruptcy Code dated October 1, 1997 (the APlan@), was entered by the Honorable Peter J. Walsh, United States Bankruptcy Judge, on December 9, 1997, and duly docketed and filed in the Office of the Clerk of the United States Bankruptcy Court for the District of Delaware (the ABankruptcy Court@).

     PLEASE TAKE FURTHER NOTICE that the Confirmation Order is available for inspection in the Office of the Clerk of the Bankruptcy Court at the United States Bankruptcy Court, 5th Floor, Marine Midland Plaza, 824 Market Street, Wilmington, Delaware 19801 or a copy is available upon request from counsel to the Debtors.

     PLEASE TAKE FURTHER NOTICE that the Confirmation Order provides that any and all claims arising from the rejection of an executory contract or unexpired lease of real property of the Debtors under the Plan must be filed within 45 days of the Effective Date, as that term is defined in the Plan. For executory contracts and unexpired leases rejected by earlier Court orders, no claims will be allowed with respect to such rejection unless the claim is valid and previously filed within the time specified in the order rejecting such contract or lease.

     PLEASE TAKE FURTHER NOTICE that the Confirmation Order provides that all claims against the Debtors for administrative expenses pursuant to ' 503 of the Bankruptcy Code (other than Professionals= request for compensation and reimbursement of expenses and post-petition extensions of trade credit) must be filed in accordance with all of the requirements set forth herein no later than 45 days after the Effective Date of the Plan, as that term is defined in the
Plan:

     (a) Administrative expense claims must be in the form of an application for payment. Such application must be served upon the Debtors, JELD-WEN and the Creditors' Committee and each of their respective counsel at the addresses set forth in Article 13 of the Plan so that it is received no later than five business days after the application is filed with the Court. The claimant must seek a preliminary hearing date for no earlier than 30 days after filing of the application and no later than March 31, 1998.

     (b) The Debtors (or the Reorganized Company as their successor) must file any objections to properly filed applications for such claims no later than 5 days before the hearing date established by the claimant.

     (c) Administrative expense claims filed in the form of a proof of claim shall not be valid and shall be automatically disallowed. Claimants who have previously filed proofs of claim which include an administrative expense claim but which have not yet been allowed must file an application or all administrative expense claims of such claimant will be disallowed.

     (d) All administrative expense claims not filed and set for hearing within the time limitations set forth herein will be forever barred and discharged.

Dated: Wilmington, Delaware December 12, 1997


                                    SONNENSCHEIN NATH & ROSENTHAL
                                    Fruman Jacobson
                                    John Collen
                                    Kevin G. Mruk
                                    8000 Sears Tower
                                    Chicago, Illinois  60606
                                    (312) 876-8000

                                            and

                                    YOUNG CONAWAY STARGATT & TAYLOR, LLP




                                    Laura Davis Jones  (No. 2436)
                                    Victoria Watson Counihan  (No. 3488)
                                    11th Floor, Rodney Square North
                                    Wilmington, Delaware 19899-0391
                                    (302) 571-6600

                                    Co-Counsel to Debtors and
                                    Debtors in Possession